SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 9, 2008

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CAPITOL FEDERAL FINANCIAL

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(Exact name of Registrant as specified in its Charter)

United States                                                                000-25391                                                              48-1212142
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(State or other jurisdiction of incorporation)                   (Commission File Number)                   (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant's press release dated January 8, 2008 announcing the annual meeting presentation will be available on the company website at 10:00 a.m. central time on January 9, 2008 is attached hereto as Exhibit 99.1(a), and is incorporated herein by reference. Additional information supplied includes the CFFN Annual Shareholders Meeting Slide Presentation as Exhibit 99.1(b).

The Registrant's press release dated January 9, 2008, announcing a cash dividend of $0.50 per share on outstanding CFFN common stock payable on February 15, 2008 to stockholders of record as of the close of business on February 1, 2008, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

During the question and answer segment of the Annual Meeting held January 9, 2008, it was discussed that Capitol Federal Financial had repurchased shares during the quarter ended 12/31/07.  Under the current repurchase plan, 223,542 shares were purchased during the quarter at an average share price of $32.41.  The plan has no expiration date and there are 187,931 shares remaining as of December 31, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
Exhibit 99.1(a) - Annual Meeting Press Release dated January 8, 2008

Exhibit 99.1(b) - CFFN Annual Stockholders Meeting Slide Presentation.

Exhibit 99.2 - Dividend Press Release dated January 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: January 9, 2008                          By: /s/ Kent G. Townsend

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                                    Kent G. Townsend, Executive Vice-President
                        and Chief Financial Officer